Supplement Dated April 24, 2015, to the Prospectuses of the Money Market Portfolio (“Money Market Portfolio”), U.S. Treasury Portfolio (“U.S. Treasury Portfolio”), U.S. Government Portfolio (U.S. Government Portfolio”)
and Municipal Portfolio (“Municipal Portfolio”), each a series of Daily Income Fund, dated July 29, 2014

THIS SUPPLEMENT RELATES TO THE PROSPECTUSES OF THE MONEY MARKET PORTFOLIO,
U.S. TREASURY PORTFOLIO, U.S. GOVERNMENT PORTFOLIO and MUNICIPAL PORTFOLIO FOR THE FOLLOWING SHARE CLASSES:

	Money Market Portfolio	U.S. Treasury Portfolio	U.S. Government Portfolio	Municipal Portfolio
Institutional Class Shares (“Institutional Shares”)	IMBXX	ITBXX	RTGXX	No ticker symbol
Institutional Service Class Shares (“Institutional Service Shares”)	IMAXX	IDAXX	No ticker symbol	No ticker symbol
Investor Class Shares (“Investor Shares”)	DNVXX	DUVXX	No ticker symbol	No ticker symbol
Investor Service Class Shares (“Investor Service Shares”)	DSMXX	DRIXX	No ticker symbol	DSIXX
Fiduciary Class Shares (“Fiduciary Shares”)	DFDXX	DFCXX	DGFXX	Not Offered
Investor Select Class Shares (“Investor Select Shares”)”	DISXX	TNVXX	DGIXX	Not Offered
Retail Class Shares (“Retail Shares”)	DRTXX	No ticker symbol	DREXX	DMTXX
Advantage Primary Liquidity Fund Shares (“Advantage Primary Liquidity Shares”)	ADLXX	Not Offered	Not Offered	Not Offered
Advantage Government Liquidity Fund Shares (“Advantage Government Liquidity Shares”)	Not Offered	Not Offered	ADGXX	Not Offered
Advantage Municipal Liquidity Fund Shares (“Advantage Municipal Liquidity Shares”)	Not Offered	Not Offered	Not Offered	ADMXX
moneymarket Xpress Fund Shares (“Xpress Shares”)	No ticker symbol	Not Offered	Not Offered	Not Offered

Liquidation of the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”)

This Supplement replaces the Supplement dated March 17, 2015.

The Board of Trustees (the “Board”) of Daily Income Fund (the “Trust”) has determined that it is advisable to liquidate, dissolve and terminate the legal existence of each Portfolio.

In connection with the liquidation of the Portfolios, effective May 1, 2015, each Portfolio will CEASE SALES OF PORTFOLIO SHARES TO NEW INVESTORS.  Each Portfolio will permit current investors to continue purchasing new shares.

Each Portfolio is expected to be closed and liquidated on or about July 27, 2015 (the “Liquidation Date”).  The Board has directed Reich & Tang Asset Management, LLC (“RTAM”), each Portfolio’s investment adviser, to manage the Portfolios conservatively in anticipation of liquidation and with the goal of returning $1.00 per share to each investor in a Portfolio.  Accordingly, each Portfolio’s yield and performance may be reduced prior to liquidation.  Nevertheless, there can be no assurance that each Portfolio’s value on liquidation will be $1.00 per share.

RTAM, has agreed to waive fees to the extent required to maintain a minimum yield of 0.01%, 0.005%, 0.01% and 0.01% for the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio, respectively, until the liquidation.  RTAM will pay all of the costs related to the liquidation.  Natixis Global Asset Management, L.P., RTAM’s parent company, and RTAM will maintain at least a $27.5 million, $2 million, $3 million and $7.5 million investment in the Money Market Portfolio, U.S. Treasury Portfolio, U.S. Government Portfolio and Municipal Portfolio, respectively, until all non-affiliated shareholders have received their liquidation proceeds.

At any time prior to the Liquidation Date, investors may redeem shares of the Portfolios.  If you still hold shares of a Portfolio on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

On April 16, 2015, RTAM signed an agreement with Federated Investors, Inc. whereby RTAM will cooperate with Federated, various financial intermediaries whose clients are shareholders of a Portfolio, and certain other shareholders that have elected to invest their redemption or liquidation proceeds from the Portfolios into a specified Federated money market fund.  The agreement allows RTAM to better coordinate the liquidation of the Portfolios and seeks to provide  shareholders that have elected a way to move their account from a Portfolio to a Federated money market fund.  Pursuant to the agreement, subject to certain contingencies, Federated has agreed to compensate RTAM  based on the redemption or liquidation proceeds transferred to the Federated money market funds over a three year period.

The redemption, sale or liquidation of your shares may be a taxable event to the extent that your tax basis in the shares is lower than the liquidation proceeds per share that you receive.  You should consult your personal tax advisor concerning your particular tax situation.

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Please retain this Supplement for future reference.